Exhibit 10.1


THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER ANY FEDERAL OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES LAWS UNLESS AND UNTIL THE HOLDER HEREOF PROVIDES (i) INFORMATION REASONABLY NECESSARY TO CONFIRM THAT SUCH REGISTRATION IS NOT REQUIRED OR (ii) AN OPINION OF COUNSEL TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 PROMISSORY NOTE


$___,000.00                                                       May ___, 2004


     FOR VALUE RECEIVED, the undersigned, THE BEARD COMPANY, an Oklahoma corporation (the "Borrower"), promises to pay to the order of ___________________ _____________ (the payee, his successors and assigns are hereinafter called the "Lender"), at Suite 320, 5600 North May Avenue, Oklahoma City, Oklahoma 73112, or at such other place as may be designated in writing by the Lender, the principal sum of ___________ THOUSAND DOLLARS ($___,000.00), together with interest thereon at the rate hereinafter stated:

          Prior to Default the unpaid principal balance of this Note will bear interest at the per annum rate equal to the Wall Street Journal Prime Rate (the "Index") plus four percent (4%), with a Floor of ten percent (10%). Accrued interest will be due and payable on November 30, 2004. Commencing February 28, 2005, and continuing on the last day of each May, August, November and February thereafter, until this Note is paid in full, this Note shall be paid in seven equal payments of
          ______________________________________
          ($__,___.__) each. All unpaid principal and interest shall be due and payable on November 30, 2006.

          All interest will be computed for the actual number of days elapsed at a per diem charge based on a 360-day year consisting of twelve (12) months of thirty (30) days.

          The entire unpaid principal balance of this Note plus all accrued and unpaid interest thereon will be due and payable on the Maturity Date.

     1. Allocation of Payments. All payments on this Note will be applied first to the payment of accrued interest and the balance will be applied in reduction of the principal balance hereof provided that no payment will be applied to this Note until received by the Lender in collected funds.

     2. Payments. If any payment under this Note becomes due and payable on a day other than a business day, the maturity thereof will be extended to the next succeeding business day and such extension of time will in such case be included in the computation of payments of interest.

     3. Prepayment. The Borrower will have the right to prepay this Note in whole or in part at any time and from time to time without premium or penalty.

     4. Expenses. The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under any instrument securing payment of this Note, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith.

     5. Default Interest. Any sum not paid when due, by acceleration or otherwise, will bear interest at the per annum rate equal to thirteen percent (13%) and such interest which has accrued will be paid at the time of and as a condition precedent to curing any Default hereunder.

     6. Governing Law. This Note is to be construed according to the internal laws of the State of Oklahoma.

     7. Default. On the breach of any provision of this Note, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the stated date of maturity hereof. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same in the event of any subsequent default.

     8. Other Parties. The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the security for the payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder.

     IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

                                 THE BEARD COMPANY, an Oklahoma corporation


                                 By:
                                      Herb Mee, Jr., President

                                      (the "Borrower")